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                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY

           SUPPLEMENT DATED OCTOBER 20, 1995 TO SEPARATE ACCOUNT TWO
              (VARIABLE ACCOUNT QP) PROSPECTUSES DATED MAY 1, 1995

The subsection entitled "What is HL?" should read as follows:

What is HL?

  Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902. It was subsequently redomiciled to Connecticut. It is a stock life insurance company engaged in the business of writing health and life insurance, both ordinary and group, in all states of the United States and the District of Columbia. The offices of HL are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford Life is ultimately 100% owned by Hartford Fire Insurance Company, one of the largest multiple line insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Corporation. Hartford Life is rated A+ (superior) by A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance. Hartford Life has an AA+ rating from both Standard and Poor's and Duff and Phelps on the basis of its claims-paying ability.

  These ratings do not apply to the performance of the Separate Account. However, the Contractual obligations under this variable annuity are the general corporate obligations of Hartford Life. These ratings do apply to Hartford Life's ability to meet its insurance obligations under the Contract.

HV-2008

33-19948